T. Rowe Price Institutional Global Multi-Sector Bond Fund

Supplement to Summary Prospectus and Prospectus Dated October 1, 2017, as Supplemented

Important Information about the T. Rowe Price Institutional Global Multi-Sector Bond Fund

On April 26, 2018, the fund was dissolved and liquidated. As a result, the fund is no longer offered to shareholders for purchase.

The date of this supplement is August 31, 2018.

8/31/18